Systemic and Localized Oncolytic Virotherapies

Designed to attack every tumor and arm the immune system

Biocom Global Life Science Partnering & Investor Conference - February 28, 2024



CALIDI BIOTHERAPEUTICS

Overview

Calidi Biotherapeutics is **a clinical-stage biotechnology** company that is transforming cancer treatment, with innovative **oncolytic virotherapies**.

Our cutting-edge **cell-based technologies protect** and deliver oncolytic virotherapies into tumor sites, effectively **overcoming the clinical challenge of rapid elimination by the patient's immune system.**

Both Systemic and localized technologies will revolutionize the treatment of solid tumors.

Rapidly Growing OV Market With High Unmet Medical Needs

Large total addressable market

- Large total addressable market across current indications of focus: **Melanoma, GBM, TNBC, Head & Neck, Lung**
- ~56k patients across all Calidi indications* (U.S. only)
- **$13B - $15B** (U.S. TAM)**

Rapidly **growing** OV **market** with **high unmet needs**

2021	**2030**
1 approved OV	**6-8 approved OVs**
$150M*	**$2.4B in US***

Differentiated technology with **early signals of efficacy**

- Early signs of clinical differentiation vs. competitor base

(*) Types of Cancer | Cancer.Net
(**) Oncology Cancer Drugs Market Size is projected to reach USD (globenewswire.com), and lung cancer: Insights10 report
(***) Oncolytic Virus Immunotherapy Market Size is Predicted to Hit US$ 2.4 Billion by 2030 | BioSpace

Calidi Oncology Pipeline

Product	Platform	Target Indications	Discovery	Non-clinical studies	Phase 1	Phase 2	Pivotal Trial	Partner
CLD-101	NeuroNova	Newly Diagnosed High Grade Glioma	Entering Phase 1b/2					NIH National Cancer Institute; Northwestern University
		Recurrent High Grade Glioma	Phase 1 started					$12M CIRM; City of Hope
CLD-201	SuperNova	Advanced Solid Tumors Skin cancers, Head & Neck, TNBC (Localized administration)	FDA Pre-IND – Planned Phase 1					$3M CIRM
CLD-400	RTNova	Metastatic Solid Tumors & Lung cancer (Systemic administration)						

Multiple partnership opportunities to potentiate and deliver other existing OV's, combination therapies, and joint development of next generation therapies

Why Oncolytic Virotherapy?

Challenges:

Immunotherapy has shown limited effectiveness in treating solid tumors **due to the immunosuppressive environment within the tumor.**



Treg cells
MDSC

Oncolytic Virotherapies:

1- **Direct** and selective **killing** of Tumor cells

2- Reduce immunosuppression
3- Induce **anti-tumor Immune activation**
4- Promote immune cell infiltration



TAA release
Cytokines
DAMPs, PAMPs,
Danger signals

However oncolytic virotherapies are <u>rapidly inactivated by the immune system</u>

Calidi Overcomes the Obstacles to Oncolytic Viral Therapy

Challenges with Naked OV Therapy
Unprotected Oncolytic Virus



Active Oncolytic Viruses
Rapid inactivation by immune system
Inactivated Oncolytic Viruses
Tumor is Untouched

Calidi's Solution
Allogeneic Oncolytic Virus-Loaded Stem Cells



Stem cell loaded with Oncolytic Viruses (OV)
Stem cell protects and amplifies OV
Successfully Targeted Tumor

Naked oncolytic viruses are quickly eliminated by the patient's immune system, leading to limited therapeutic potential

Calidi's Allogeneic Stem Cell Platforms

Allogeneic Stem Cells Protect, Amplify, Deliver and Potentiate OV's

CALiDi BIOTHERAPEUTICS

Calidi's Three Lead Programs

CLD-101 (NeuroNova)
Clinical trial Phase 1/1b

Indication: Recurrent and newly diagnosed High Grade Glioma



Tumor selective Virotherapy:
Adenovirus: CRAD-s-Pk7

Delivery vehicle/potentiator:
Allogeneic Neuronal Stem Cells

Product type:
Off-the-shelf
Localized administration

CLD-201 (SuperNova)
Targeting clinic 2H 2024

Indication: Advanced Solid Tumors Skin cancers, Head & Neck, TNBC



Tumor selective Virotherapy:
Vaccinia virus: CAL1

Delivery vehicle/potentiator:
Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC)

Product type:
Off-the-shelf
Intratumoral administration

CLD-400 (RTNova)
Pre-clinical

Indication: Metastatic Cancer
Lung Cancer



Tumor selective Virotherapy:
Enveloped Vaccinia virus: envRT-01

Product type:
Off-the-shelf
Systemic administration

CLD-101 in High grade Glioma (HGG)

Completed: Phase 1 (NWU)
Single dose
in newly diagnosed HGG

- Treatment was safe and tolerable.
- In the subset of patients containing an unmethylated MGMT promoter, the median **PFS** was **8.8** vs. 5.3 months and **Overall Survival** was **18** vs. 12.7 months.


THE LANCET
Oncology

Lancet Oncology, 2021 Aug;22(8):1103-1114

Ongoing: Phase 1 (COH)
multiple dose
in recurrent HGG

- 1^{ari} Objective: analyze safety and feasibility of intracerebrally administering up to 4 weekly doses
- Currently enrolling participants to Treatment Schedule 4 (4 doses).


NSC-CRAd-S-pk7
Rickham Catheters
Ventricles
Resection cavity

In preparation: Phase 1b (NWU)
multiple dose
in newly diagnosed HGG

- 1^{ari} Objective: analyze safety and feasibility of multiple intracerebrally administering in newly diagnosed HGG.
- Target to start 1H 2024

CLD-201 in Advanced Solid Tumors

Completed: Safety Study
Autologous settings - Single dose

- Treatment was safe and tolerable.
- **Strong initial signals of efficacy documented** (in combination with Checkpoint Inhibitors)



In Preparation: Phase 1 (Calidi)
Allogeneic, off-the shelf - multiple dose

- **New allogeneic program developed to reach wider cancer population**
- cGMP Final Drug Product Manufacturing to be completed in 2Q 2024
- **Phase 1 initiation in 2H 2024**

Minev B, et al. Journal of Translational Medicine (2019) 17:271 | (Nguyen DH, et al Cancers. 2022 Dec 13;14(24):613)

Calidi's Systemic Approach (RTNova program)



- ✓ New treatment option for advanced metastatic disease, or lung Cancer
- ✓ Simple, cost-effective IV administration avoiding the need for image-guided delivery.

Dissemination: Vaccinia Virus Strain ("Redtail") Produces High Levels of EEV Particles

Comet assay of two distinct vaccinia viruses.

Vaccinia Viruses are genetically engineered to express TurboFP635 (red fluorescence).

Vaccinia virus strain CAL2 producing low EEV particle <1%



A short and round plaque signifies that the virus **mainly spreads from cell to cell.**

Redtail Vaccinia virus RT-01 producing high levels of EEV particle >10%



A long "tail" in a comet assay indicates that the virus can produce high levels of EEV **leading to further spread.**



Redtail (RT) Strain

Effective Manufacturing of Stable Enveloped Viruses, Resistant to Humoral Immunity

Potency of EEV after different manufacturing protocol.



EnvelopedRT01
% Potency - after thawing
100
80
60
40
20
0
Non-enveloped
#1
#2
#3
#4

- **A novel technique for purifying extracellular enveloped viruses (EEVs), was required.**

- **Clinically relevant manufacturing process is critical, as the virus' functionality depends on having a scalable manufacturing process that maintains the integrity of the 2nd membrane.**

- Potency is defined as % EEV that are active after incubation with human serum

Development of a New Enveloped Vaccinia Backbone Designed for Systemic Delivery



Virotherapy:

1- New **tumor selective Vaccinia virus (RT)**

2- High production of **enveloped viruses** by manufacturing host cell and at tumor site. Genetically encoded.

3- A large insertion capacity (25-45Kb), allowing delivering of any therapeutic payloads into the tumor.

Enveloped:

1- Protection is given by second membrane originated by host cell.

2- Targeting: Mediates the long-range dissemination

3- Immunomodulation: Surface proteins regulate immunosuppression

Safety:

1- Don't integrate into human genome.

2- Safety-switch *avaliable*

Protection: Only Enveloped Vaccinia Particles Are Resistant to Humoral Immunity

Only Enveloped virotherapies can survive inactivation by human serum.
Critical step to achieve systemic delivery



Standard media
Human Serum
Non-enveloped
Vaccinia virus
12.4% Survival
Enveloped
Vaccinia virus
79.3% Survival
envRT-01

Systemic Administration of envRT01 Can Target and Eliminate Multiple Tumors

After systemic administration, envRT-01 (**enveloped RT-01**) can target and express selected payload (such as TurboFP635) in all distant tumors (tumor selective).

Remarkable Versatility: Ability to address **diverse tumor types** and adapt to the unique **tumor microenvironment** within the organism.

Mouse model bearing 3 different human solid tumor types


Untreated
envRT-01
% Tumor Growth inhibition
(Average n=5) day 10
Head and Neck SCC cancer
30%
Lung cancer
92%
Melanoma
87%

envRT-01 Induces Major Modulation of Tumor Immune Microenvironment

Immunohistochemistry data indicates envRT-01 treatment induces major infiltration of CD8 and CD4 T cells and reduction of myeloid population (Breast cancer tumors).

Untreated tumor



CD8 T, CD4 T ↓ Myeloid ↑

Color legend

CD8 T
CD4 T
CD11b (Myeloid)
Vaccinia
DAPI (tumor)

envRT-01



CD8 T, CD4 T ↑ Myeloid ↓

Enhancement of anti-tumor efficacy is linked with increased infiltration of CD8 & CD4 T immune cells.

Clinical Revolution Comes By Using Cells, or Cell-Membranes to Advance Oncolytic Virotherapies to a New Therapeutic Level

Systemic and localized oncolytic immunotherapies

Designed to attack every tumor and educate the immune system.

- Aiming to provide a safe and tolerable therapeutic approach
- Off-the-shelf platforms. Using proprietary, scalable, commercially viable state-of-the-art approach.
  Multiple GMP lots already manufactured and in clinical trial
- Adaptable approaches to deliver existing oncolytic virotherapies and payloads to local and distant tumors
- Localized platforms previously proven safe and showing strong signals of efficacy. Targeting cancers of unmet need: HGG, Metastatic Melanoma, Head & Neck, TNBC, Lung

Allan J. Camaisa
CEO/Chair of the Board

Cell: +1 858 444 7059
email: acamaisa@calidibio.com

Stephen Thesing
Chief Business Officer

Cell: +1 858.386.3776
email: sthesing@calidibio.com

Antonio F. Santidrian, PharmD, PhD
Chief Scientific Officer

Cell: +1 858 405 5829
email: asantidrian@calidibio.com



CALIDI BIOTHERAPEUTICS

Calidi Biotherapeutics, Inc.
4475 Executive Drive, Suite 200
San Diego, CA 92121 USA
www.calidibio.com